Ultra Chem Group Unaudited Condensed Combined Financial Statements as of March 31, 2017 and for the three months ended March 31, 2017 and 2016

Ultra Chem Group Unaudited Condensed Combined Financial Statements as of March 31, 2017 and for the three months ended March 31, 2017 and 2016 Table of Contents Page Unaudited Condensed Combined Balance Sheets 1 Unaudited Condensed Combined Statements of Income and Other Comprehensive Income 2 Unaudited Condensed Combined Statements of Stockholders' Equity 3 Unaudited Condensed Combined Statements of Cash Flows 4 Notes to the Unaudited Condensed Combined Financial Statements 6

1 Ultra Chem Group Unaudited Condensed Combined Balance Sheets As of March 31, 2017 and December 31, 2016 (In U.S. dollars) Assets March 31, 2017 December 31, 2016 Current assets: Cash and cash equivalents $ 484,166 $ 291,742 Accounts receivable – Net of allowance of doubtful accounts of $724,646 and $724,646 for the three months ended March 31, 2017 and December 31, 2016, respectively (note 3) 14,522,208 12,885,454 Other receivables 3,182 1,749 Recoverable taxes (note 5) 1,883,768 831,784 Inventories (note 6) 9,314,469 8,605,713 Advanced payments 261,723 176,134 Total current assets 26,469,516 22,792,576 Non-current assets: Machinery and equipment – Net (note 7) 367,253 347,898 Deferred income taxes 258,886 256,172 Total non-current assets 626,139 604,070 Total assets $ 27,095,655 $ 23,396,646 Liabilities and stockholders' equity Current liabilities: Short-term borrowing (note 8) $ 894,242 $ - Current portion of long-term borrowing (note 8) - 74,204 Accounts payable 12,877,430 10,344,957 Other payables 255,505 80,644 Accrued liabilities 500 1,070 Income taxes payable 1,203,543 1,239,281 Statutory employee profit sharing 46,673 42,255 VAT due pending collection 2,275,255 1,826,146 Total current liabilities 17,553,148 13,608,557 Long-term borrowing (note 8) - 98,937 Employee benefits 98,811 86,515 Contingencies - - Total Liabilities $ 17,651,959 $ 13,794,009 Stockholders' equity: Common stock 1,112,664 1,112,664 Accumulated other comprehensive loss (206,377) (263,293) Retained earnings 7,616,638 4,954,960 Income for the period 920,771 3,798,306 Total stockholders' equity 9,443,696 9,602,637 Total liabilities and stockholders’ equity $ 27,095,655 $ 23,396,646 The accompanying notes are an integral part of these unaudited condensed combined financial statements.

2 Ultra Chem Group Unaudited Condensed Combined Statements of Income and Comprehensive Income For the three month ended March 31, 2017 and March 31, 2016 (In U.S. dollars) March 31, 2017 March 31, 2016 Net sales $ 18,250,750 $ 13,427,211 Cost of sales 15,288,990 10,984,265 Gross profit 2,961,760 2,442,946 General expenses 200,987 191,737 Administrative expenses 841,087 659,831 Operating expenses 177,022 149,281 Operating income 1,742,664 1,442,097 Other income (expense): Interest expense – Net (35,052) (33,918) Other income - Net 12,667 102,054 Foreign currency exchange loss – Net (356,268) (596,864) Income before income taxes 1,364,011 913,369 Income taxes 443,240 488,837 Net income $ 920,771 $ 424,532 Other comprehensive income (the tax effects for each component is not material) Foreign currency translation adjustment 56,916 (710) Employee benefits - 1,419 Total comprehensive income $ 977,687 $ 425,241 The accompanying notes are an integral part of these unaudited condensed combined financial statements.

3 Ultra Chem Group Unaudited Condensed Combined Statements of Stockholders' Equity For the three months ended March 31, 2017 and December 31, 2016 (In U.S. dollars) Common Stock Retained Earnings Accumulated Other Comprehensive Loss Total Stockholders' Equity December 31, 2015 $ 1,112,664 $ 5,686,111 $ (158,145) $ 6,640,630 Comprehensive income: Net income - 3,798,306 - 3,798,306 Other comprehensive loss - - (105,148) (105,148) Dividends paid - (731,151) - (731,151) December 31, 2016 $ 1,112,664 $ 8,753,266 $ (263,293) $ 9,602,637 Comprehensive income: Net income - 920,771 - 920,771 Other comprehensive income - - 56,916 56,916 Dividends paid - (1,136,628) - (1,136,628) March 31, 2017 $ 1,112,664 $ 8,537,409 $ (206,377) $ 9,443,696 The accompanying notes are an integral part of these unaudited condensed combined financial statements.

4 Ultra Chem Group Unaudited Condensed Combined Statements of Cash Flows For the three months ended March 31, 2017 and March 31, 2016 (In U.S. dollars) March 31, 2017 March 31, 2016 Cash flows from operating activities: Net income $ 920,771 $ 424,533 Adjustments to reconcile net income to net cash used in operating activities: Depreciation expense 34,323 80,252 Employee benefits 2,987 5,057 Loss on the sale of machinery and equipment 512 - Deferred income taxes - 88,883 Changes in operating assets and liabilities: Accounts receivable (1,566,548) (511,590) Other receivables (1,256) 17,823 Recoverable taxes (1,047,444) (238,459) Advance payments (76,710) (41,373) Inventories (699,281) (523,913) Accounts payable 1,672,759 376,679 Other payables 174,695 376,360 Accrued liabilities 641,039 339,579 Income taxes payable (97,232) (711,252) Net cash used in operating activities (41,385) (317,421) Cash flows from investing activities: Proceeds from the sale of machinery and equipment 3,176 - Acquisitions of machinery and equipment (45,865) (37,452) Net cash used in investing activities (42,689) (37,452) Cash flows from financing activities: Proceeds from notes payable 6,101,396 2,778,011 Repayments of notes payable (5,410,387) (1,893,361) Dividends paid (1,136,628) (169,569) Net cash (used in) provided by financing activities (445,619) 715,081

5 Ultra Chem Group Unaudited Condensed Combined Statements of Cash Flows For the three months ended March 31, 2017 and March 31, 2016 (In U.S. dollars) March 31, 2017 March 31, 2016 Effect of exchange rate changes on cash and cash equivalents 722,117 42,377 Increase in cash and cash equivalents 192,424 402,585 Cash and cash equivalents - Beginning of year 291,742 176,906 Cash and cash equivalents - End of year 484,166 $ 579,491 Supplemental disclosures of cash flow information: Interest paid $ 34,155 $ 146,634 Income taxes paid $ 730,932 $ 316,635 The accompanying notes are an integral part of these unaudited condensed combined financial statements

6 Ultra Chem Group Notes to the Unaudited Condensed Combined Financial Statements As of March 31, 2017 and for the year ended December 31, 2016 (Amounts in tables are in U.S. dollars) 1. Basis of Presentation and Nature of Operations Basis of Presentation - The accompanying combined financial statements present the financial position of Ultra Chem, S de R.L. de C.V., together with its subsidiaries Ultra Chem Costa Rica Ltda. and Ultra Chem Centroamerica, S.A. (“Ultra Chem”), Global Chem, S de R.L. de C.V. (“Global Chem”), and Chem Servicios, S de R.L. de C.V. (“Chem Servicios”) (together on a combined basis, "Ultra Chem Group") as of March 31, 2017 and December 31, 2016, and the results of its operations and its cash flows for the three months ended March 31, 2017 and March 31, 2016. In these notes to our unaudited condensed combined financial statements, the terms "Companies," "we," "our," and "us" refer to Ultra Chem, S de R.L. de C.V. and subsidiaries, Global Chem, S de R.L. de C.V., and Chem Servicios, S de R.L. de C.V. on a combined basis, as the context may require. Ultra Chem, S de R.L. de C.V. was formed as a limited liability company on May 23, 2000, pursuant to and in accordance with the Act. N. 50,791. Global Chem, S de R.L. de C.V. was formed as a limited liability company on March 28, 2007, pursuant to and in accordance with the Act. N. 130,637. Chem Servicios, S de R.L. de C.V. was formed as a limited liability company on March 7, 2007, pursuant to and in accordance with the Act. N.130,558. Ultra Chem Costa Rica, Ltda. was formed as a limited liability corporation, of which Ultra Chem, S de R.L. de C.V. owns 99.99%. Ultra Chem Centroamerica, S.A. was formed as a corporation, of which Ultra Chem, S de R.L. de C.V. owns 100%. Our fiscal year end is December 31. Nature of Operations - Ultra Chem is a distributor of chemicals and plastics in Mexico, United States, Costa Rica and Guatemala. In connection with the distribution of chemicals products, Ultra Chem provides value- added services such as custom blending, packaging and re-packaging and private-label manufacturing. Global Chem manufactures chemicals and plastics and sells mainly to Ultra Chem their products within Mexico. Chem Servicios provides personnel and management services to Ultra Chem and Global Chem. 2. Significant Accounting Policies and Recent Accounting Pronouncements Significant Accounting Policies Principles of Combination – The accompanying combined financial statements include all the accounts of the Companies with significant intercompany transactions and balances having been eliminated upon combination. Use of Estimates – Our combined financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the amounts reported and disclosed in our combined financial statements. We provide allowances for doubtful accounts, which are based upon a specific review of certain outstanding receivables and consider factors such as customer credit, historical and recent transactions with the customers. In determining the amounts of the allowances, we are required to make certain estimates and assumptions. Accruals for potential liabilities related to any lawsuits or claims brought against us, determination of fair value of financial instruments, calculation of income tax assets, income tax liabilities and uncertain tax positions, valuation allowance on deferred tax assets, as well as other liabilities, require that we apply significant judgment in determining the appropriate assumptions for use in the calculation of financial estimates. We also must estimate the useful lives assigned to our assets. Actual results may differ from these estimates and assumptions. Fair Value Measurements - In accordance with the authoritative guidance on fair value measurements and disclosures, Ultra Chem Group measures nonfinancial assets and liabilities subject to nonrecurring

7 measurement and financial assets and liabilities subject to recurring measurement based on a hierarchy that prioritizes inputs to valuation techniques used to measure the fair value. Inputs used in determining fair value should be from the highest level available in the following hierarchy: Level 1 - Inputs based on quoted market prices in active markets for identical assets or liabilities that the reporting entity has the ability to access Level 2 - Inputs based on quoted prices for similar assets or liabilities, quoted market prices in markets that are not active, or other inputs that are observable or can be corroborated by observable data for substantially the full term of the assets or liabilities Level 3 - Inputs are unobservable for the asset or liability and typically based on an entity's own assumptions as there is little, if any, related market activity At March 31, 2017 and December 31, 2016, the Companies had assets that under certain conditions would be subject to measurement at fair value on a nonrecurring basis, such as long-lived assets subject to fair value measurement when an impairment loss is recorded. Recognition of these assets at their fair value would be determined utilizing Level 3 inputs. Cash and Cash Equivalents – Cash and cash equivalents, mainly consists of bank balances in Mexico in Pesos and U.S. dollars, balances in Guatemala in Quetzales and U.S. dollars, and other highly liquid investments with minor risks by change in value. Accounts Receivable and Allowance for Doubtful Accounts - Accounts receivable are recorded net of discounts and allowance for doubtful accounts. The Companies perform ongoing credit evaluations of its customers and generally does not require collateral from them. In the event of the collectability of a receivable is in doubt, we will record an increase in our allowance for doubtful accounts or record a direct write-off of the receivable after exhaustive efforts at collection. Inventories - Inventories are carried at the lower of cost or market using the weighted average cost method. Provisions have been made to reduce excess or obsolete inventories to their estimated market value. Advance payments – Advance payments consists primarily of prepaid insurance, prepaid taxes, prepaid operating supplies and guarantee deposits. Machinery and Equipment - Machinery and equipment is stated at cost and their components are depreciated over the estimated useful lives reported below using the straight-line method. Estimated Useful Lives Furniture and fixtures 10 years Machinery and plant equipment 10 years Vehicles 4 years Computer equipment 3-4 years Improvements 5 years Expenditures for renewals and betterments, which increase the estimated useful life or capacity of the assets, are capitalized. Repairs and maintenance that do not extend the useful life of the asset are expensed as incurred. Gains and losses on dispositions of machinery and equipment are included in costs and expenses in the accompanying combined statements of operations. Leases – Ultra Chem Group leases certain machinery and equipment in the ordinary course of business. The leases are classified as operating leases and are recognized as an expense in the combined statements of operations on a straight-line basis over the lease term. Contingencies- Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of such liability can be reasonably estimated. Gain contingencies are not recorded until management determines it is certain that the future event will become or does become a reality.

8 Accumulated Other Comprehensive Loss - Accumulated other comprehensive loss includes unrealized losses relating to employee benefits’ actuarial gains and losses. It also includes foreign currency translation adjustments from Mexican Peso to the U.S. dollar, because the functional currency of Global Chem and Chem Servicios is the Mexican Peso. Revenue Recognition - Revenue generated from our operations is recognized when the benefits are transferred to our customers, which occurs when products are delivered in fulfillment of their orders. Deposits collected in advance are deferred in accrued liabilities and are recognized as revenue when the benefits are transferred to our customers. Income Taxes - The Ultra Chem Group is subject to Mexican, Guatemalan and Costa Rican income taxes as levied by the respective taxing authority. Realization of future tax benefits related to deferred tax assets is dependent on many factors, including the Ultra Chem Group’s ability to generate future taxable income. The valuation allowance is adjusted in the period we determine it is more likely than not that deferred tax assets will or will not be realized. Foreign currency financial statements - The accompanying combined financial statements, have been adjusted to conform with accounting principles generally accepted in the United States of America (U.S. GAAP) and have been translated into U.S. dollars as discussed below. The financial statements are translated into US dollars (presentation currency), considering the following methodologies: Global Chem and Chem Servicios, whose functional currency and local currency is the same (Mexican Peso), convert their financial statements to the presentation currency using the following exchange rates: 1) closing for assets and liabilities; 2) historical for stockholders' equity and 3) the date of accrual for income, costs and expenses. The conversion effects are recorded in other comprehensive income. Ultra Chem, S. de R.L. de C.V., Ultra Chem Costa Rica Ltda., and Ultra Chem Centroamerica, S.A., whose local currency (Mexican Peso, Costa Rican Colon and Guatemalan Quetzal, respectively), is different from its functional currency (US dollar), convert their financial statements from the local currency to the functional currency, using the following exchange rates: 1) closing for monetary assets and liabilities; 2) historical for non-monetary assets, non-monetary liabilities and stockholders' equity, and 3) the date of accrual for income, costs and expenses, except for those that come from non-monetary items that are converted at the historical exchange rates. The conversion effects, are recorded in the foreign exchange gain (loss). Recent Accounting Pronouncements - In May 2014 the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-09, Revenue Recognition (Topic 606) Revenue from Contracts with Customers. This ASU prescribes a single comprehensive model for entities to use in the accounting of revenue arising from contracts with customers and requires expanded disclosures surrounding the Company’s revenue transactions. Entities are required to adopt this ASU in annual reporting periods beginning after December 15, 2018 with early adoption permitted only as of annual reporting periods beginning after December 15, 2016. There are two transition options available to entities: the full retrospective approach or the modified retrospective approach. Under the full retrospective approach, the Ultra Chem Group would restate prior periods in compliance with Accounting Standards Codification 250, Accounting Changes and Error Corrections. Alternatively, the Ultra Chem Group may elect the modified retrospective approach, which allows for the new revenue standard to be applied to existing contracts as of the effective date and record a cumulative catch-up adjustment to retained earnings. The Companies are in the process of evaluating the potential effects of this standard and believes it may have a significant impact on its combined financial statements. In January 2015, the FASB issued ASU 2015-01, Income Statement-Extraordinary and Unusual Items (Subtopic 225-20). The amendments in this ASU eliminate the concept of extraordinary items and will no longer require separate classification of them within the statement of operations. Presentation and disclosure guidance for items that are unusual in nature or occur infrequently are retained and are expanded to include items that are both unusual in nature and infrequently occurring. The guidance in this ASU is effective for fiscal years beginning after December 15, 2015. The adoption of this ASU did not have a material impact on the Companies’ combined financial statements.

9 In November 2015, the FASB issued ASU 2015-17-Income Taxes (Topic 740). Balance Sheet Classification of Deferred Taxes. This ASU requires an entity to classify all deferred tax assets and liabilities as non-current. These amendments are effective for fiscal years beginning after December 15, 2017 and interim periods within annual periods beginning after December 15, 2018, although early adoption is permitted. The Companies adopted this standard during fiscal year 2015. In February 2016, the FASB issued ASU 2016-02-Leases (Topic 842). This ASU requires all leases with terms greater than 12 months, whether finance or operating, to be recorded on the balance sheet, reflecting a liability to make lease payments and a right-to-use asset representing the right to use the underlying asset for the lease term. The recognition, measurement and presentation of expenses and cash flows arising from a lease by a lessee will not significantly change from current U.S. GAAP. These amendments are effective for the reporting periods beginning after December 15, 2019 with early adoption permitted. An entity will be required to recognize and measure leases at the beginning of the earliest period presented using a modified retrospective approach by recording a cumulative-effect adjustment to equity as of the beginning of the fiscal year of adoption. The Companies are in the process of evaluating the potential effects of this standard and believes it may have a significant impact on its combined financial statements due, in part, to its substantial number of operating leases. 3. Accounts receivable, net of allowance for doubtful accounts A summary of accounts receivable, net at March 31, 2017 and December 31, 2016 was: March 31, 2017 December 31, 2016 Accounts receivable $ 15,246,854 $ 13,610,100 Allowance for doubtful accounts (724,646) (724,646) Accounts receivable, net $ 14,522,208 $ 12,885,454 There were no write-offs during the three months ended March 31, 2017 and March 31, 2016. 4. Related-party transactions A summary of amounts incurred to related parties during 2017 and 2016 is presented below: March 31, 2017 December 31, 2016 Accounts receivable: Owed from Chem Servicios to Ultra Chem $ 1,813,833 $ 1,702,996 Owed from Chem Servicios to Global Chem 105,065 54,843 Total $ 1,918,898 $ 1,757,839

10 Accounts payable: Owed to Chem Servicios from Ultra Chem $ 864,073 $ 856,175 Owed to Global Chem from Ultra Chem 301,306 147,024 Owed to Ultra Chem from Global Chem 753,519 754,640 Total $ 1,918,898 $ 1,757,839 For the three months ended in March 31, 2017 and March 31, 2016, Ultra Chem Group entered into the following related party transactions: 2017 Ultra Chem Chem Servicios Global Chem Services: Sale/purchase of inventories $ 372,131 $ - $ 372,131 Administrative services 1,221,516 1,268,020 46,504 2016 Ultra Chem Chem Servicios Global Chem Services: Sale/purchase of inventories $ 324,771 $ - $ 324,771 Administrative services 909,408 943,090 33,682 5. Recoverable taxes Recoverable taxes at March 31, 2017 and December 31, 2016 are presented below: March 2017 December 2016 Income taxes $ 697,590 $ 14,343 VAT receivable 1,186,178 817,441 $ 1,883,768 $ 831,784 6. Inventories A summary of amounts of inventories at March 31, 2017 and December 31, 2016 is presented below: March 31, 2017 December 31, 2016 Inventories $ 9,357,216 $ 8,648,460 Obsolete inventory reserve (42,747) (42,747) Total $ 9,314,469 $ 8,605,713 There were no write-offs during the three months ended March 31, 2017 and March 31, 2016.

11 7. Machinery and equipment Machinery and equipment at March 31, 2017 and December 31, 2016 are presented below: March 31, 2017 December 31, 2016 Machinery and plant equipment $ 185,823 $ 160,936 Vehicles 464,476 451,058 Furniture and fixtures 114,847 108,403 Computer equipment 101,216 96,930 Improvements 8,720 8,720 Total 875,082 826,047 Less accumulated depreciation (507,829) (478,149) Machinery and equipment – net $ 367,253 $ 347,898 Depreciation expense for the three months ended March 31, 2017 and March 31, 2016 was $34,323 and $80,252, respectively 8. Borrowings Since February 13, 2008, Ultra Chem has a short-term loan with Banco Nacional de México S.A. de C.V. the borrowing amount as of December 31, 2014, was $382,676 (USD equivalent). Additionally on December 11 and 16, 2014, Ultra Chem subscribed three notes payable for the amount of $1,017,998 total (USD equivalent) $339,333 (USD equivalent) each one, at a stated interest rate of 7%. On May 20, 2015, Ultra Chem signed a contract with Banco Nacional de México S.A. de C.V. in which the short-term loan was converted into a line of credit up to $1,441,770 (USD equivalent as of December 31, 2015) with a maturity date of May 27, 2016. In May 2016, the limit was increased up to $1,623,579 (USD equivalent). The annual interest rate was TIIE (Interbank equilibrium rate by its acronym in Spanish) plus an applicable margin of 4.0% for fiscal year ended December 31, 2016. The outstanding borrowing balances for this line of credit as of March 31, 2017 was $894,242 and weighted average interest rate of 6.94%. On April 1, 2016, Ultra Chem signed a line of credit with Banco del Bajío, S.A. up to $242,014 (USD equivalent) with a due date up to three years from the date of the first draw. The interest rate may be fixed or variable based on the agreement reached at the time of each draw. For fixed rates the bank will determine the percentage, and variable rates will be based on TIIE plus a margin determined at the date of the draw. The outstanding borrowing balance for this line of credit as of March 31, 2017 and December 31, 2016 was $0 and $173,141 (USD equivalent) respectively, with an interest rate of TIIE (not to exceed 8.0%) plus a margin of 6.8%. 9. Commitments, contingencies and litigation Operating Leases We are a lessee of office buildings, transportation equipment, and warehouses under operating lease agreements that expire at various dates. Rent expense was $205,392 and $188,643 for the periods ended March 31, 2017 and March 31, 2016, respectively. From time to time, we are involved in certain litigation and claims incidental to our business. We do not believe, based on currently available information, that these matters will have a material adverse effect on our financial position, results of operations, or cash flows.